UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2007

PAYMENT DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-30152	98-0190072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 SAN PEDRO, SUITE 120, SAN ANTONIO, TEXAS 78216

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (210) 249-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 11, 2007, we entered into an Investment Agreement and a Registration Rights Agreement with Dutchess Private Equities Fund, Ltd. Pursuant to terms of the Investment Agreement, we are allowed to put up to $10,000,000 of our common stock to Dutchess over a period of five years. Dutchess will pay us 95% of the lowest closing bid price of the common stock during the five consecutive trading day period immediately following the date of our notice to them of our election to put shares pursuant to the Investment Agreement. Under the terms of the Registration Rights Agreement, we agreed to provide Dutchess with certain registration rights with respect to the shares of common stock issuable under the Investment Agreement. Dutchess will only purchase shares from us pursuant to the Investment Agreement after a registration statement has been filed by us with the SEC and declared effective.

The Investment Agreement will terminate when Dutchess has purchased an aggregate of $10,000,000 of our common stock pursuant to the Investment Agreement, or on the date which is 5 years after the date the SEC declares effective the registration statement covering the common stock issued pursuant to the Investment Agreement, or upon written notice by us to Dutchess, which may result in certain penalties payable to Dutchess.

The foregoing description of the terms and conditions of the Investment Agreement and Registration Rights Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Investment Agreement and Registration Rights Agreement between the Company and Dutchess Private Equities Fund, Ltd., included in this Form 8-K as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including our ability to implement our business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability to broaden our customer base, and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DOCUMENT DESCRIPTION
10.1	Investment Agreement between the Company and Dutchess Private Equities Fund, Ltd., dated June 11, 2007 (filed herewith).
10.2	Registration Rights Agreement between the Company and Dutchess Private Equities Fund, II, LP, dated June 11, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Payment Data Systems, Inc.
(Registrant)
Date June 15, 2007	/s/ Michael R. Long
(Signature)
Print Name: Michael R. Long
Title: Chief Executive Officer